UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

July 13, 2015
Date of Report (Date of Earliest Event Reported)

UNI-PIXEL, INC.
(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	75-2926437
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

8708 Technology Forest Place, Suite 100 The Woodlands, Texas 77381
(Address of Principal Executive Offices)

(281) 825-4500
(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.                       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On July 13, 2015, Uni-Pixel, Inc. (the “Company”) held a special meeting of its shareholders.  At the meeting, the shareholders voted to ratify the terms of the issuance and sale of the Company’s Senior Secured Convertible Notes (the “Notes”) together with Warrants (the “Warrants”) and to approve the issuance of all shares of the Company’s common stock issuable upon the conversion of the Notes and exercise of the Warrants, without need for any limitation or cap on issuance or restriction on adjustments to the conversion price or exchange price, as applicable, as required by and in accordance with NASDAQ Marketplace Rules 5635(a) and 5635(d).  The voting results for this proposal were as follows:

FOR	AGAINST	ABSTAIN
5,276,301	1,228,097	453,779

There were no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 13, 2015	By:	/s/ Christine Russell
Christine Russell, Chief Financial Officer